UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/01/2007

NETWORK ENGINES INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-30863

Delaware	04-3064173
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

25 Dan Road, Canton, MA 02021
(Address of principal executive offices, including zip code)

781-332-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee of the Company's Board of Directors approved a salary increase of $20,000 for Hugh Kelly, the Company's Vice President of Global Marketing, effective January 1, 2007. Mr. Kelly will now receive an annual base salary of $200,000.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK ENGINES INC

Date: January 03, 2007	By:	/s/ Douglas G. Bryant
Douglas G. Bryant
Chief Financial Officer